Barclays Global Financial Services Conference Bruce Van Saun Chief Executive Officer September 12, 2018 Exhibit 99.1

Forward-looking statements and use of key performance metrics and non-GAAP financial measures This document contains forward-looking statements within the Private Securities Litigation Reform Act of 1995. Statements regarding potential future share repurchases and future dividends are forward-looking statements. Also, any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “goals,” “targets,” “initiatives,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements are based upon the current beliefs and expectations of management, and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. We caution you, therefore, against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. While there is no assurance that any list of risks and uncertainties or risk factors is complete, important factors that could cause actual results to differ materially from those in the forward-looking statements include the following, without limitation: Negative economic and political conditions that adversely affect the general economy, housing prices, the job market, consumer confidence and spending habits which may affect, among other things, the level of nonperforming assets, charge-offs and provision expense; The rate of growth in the economy and employment levels, as well as general business and economic conditions, and changes in the competitive environment; Our ability to implement our business strategy, including the cost savings and efficiency components, and achieve our financial performance goals; Our ability to meet heightened supervisory requirements and expectations; Liabilities and business restrictions resulting from litigation and regulatory investigations; Our capital and liquidity requirements (including under regulatory capital standards, such as the U.S. Basel III capital rules) and our ability to generate capital internally or raise capital on favorable terms; The effect of changes in interest rates on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgages held for sale; Changes in interest rates and market liquidity, as well as the magnitude of such changes, which may reduce interest margins, impact funding sources and affect the ability to originate and distribute financial products in the primary and secondary markets; The effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin; Financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including the Dodd-Frank Act and other legislation and regulation relating to bank products and services; A failure in or breach of our operational or security systems or infrastructure, or those of our third party vendors or other service providers, including as a result of cyber-attacks; and Management’s ability to identify and manage these and other risks. In addition to the above factors, we also caution that the amount and timing of any future common stock dividends or share repurchases will depend on our financial condition, earnings, cash needs, regulatory constraints, capital requirements (including requirements of our subsidiaries), and any other factors that our Board of Directors deems relevant in making such a determination. Therefore, there can be no assurance that we will repurchase shares or pay any dividends to holders of our common stock, or as to the amount of any such repurchases or dividends. More information about factors that could cause actual results to differ materially from those described in the forward-looking statements can be found under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2017. Key Performance Metrics and Non-GAAP Financial Measures and Reconciliations Key Performance Metrics: Our management team uses key performance metrics (KPMs) to gauge our performance and progress over time in achieving our strategic and operational goals and also in comparing our performance against our peers. We have established the following financial targets, in addition to others, as KPMs, which are utilized by our management in measuring our progress against financial goals and as a tool in helping assess performance for compensation purposes. These KPMs can largely be found in our periodic reports which are filed with the Securities and Exchange Commission, and are supplemented from time to time with additional information in connection with our quarterly earnings releases. Our key performance metrics include: Return on average tangible common equity (ROTCE); Return on average total tangible assets (ROTA); Efficiency ratio; Operating leverage; and Common equity tier 1 capital ratio. In establishing goals for these KPMs, we determined that they would be measured on a management-reporting basis, or an operating basis, which we refer to externally as “Adjusted” or “Underlying” results. We believe that these “Adjusted” or “Underlying” results provide the best representation of our financial progress towards these goals as they exclude items that our management does not consider indicative of our ongoing financial performance. KPMs that contain “Adjusted” or “Underlying” results are considered non-GAAP financial measures. Non-GAAP Financial Measures: This document contains non-GAAP financial measures. The appendix presents reconciliations of our non-GAAP measures. These reconciliations exclude “Adjusted” or “Underlying” items, which are included, where applicable, in the financial results presented in accordance with GAAP. “Adjusted” or “Underlying” results, which are non-GAAP measures, exclude certain items, as applicable, that may occur in a reporting period which management does not consider indicative of on-going financial performance. The non-GAAP measures presented in the appendix include reconciliations to the most directly comparable GAAP measures and are: “noninterest income”, “total revenue”, “noninterest expense”, “pre-provision profit”, “total credit-related costs”, “income before income tax expense”, “income tax expense”, “effective income tax rate”, “net income”, “net income available to common stockholders”, “other income”, “salaries and employee benefits”, “outside services”, “amortization of software expense”, “other operating expense”, “net income per average common share”, “return on average common equity” and “return on average total assets”. We believe these non-GAAP measures provide useful information to investors because these are among the measures used by our management team to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe our “Adjusted” or “Underlying” results in any period reflect our operational performance in that period and, accordingly, it is useful to consider our GAAP results and our “Adjusted” or “Underlying” results together. We believe this presentation also increases comparability of period-to-period results. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by other companies. We caution investors not to place undue reliance on such non-GAAP measures, but instead to consider them with the most directly comparable GAAP measure. Non-GAAP financial measures have limitations as analytical tools, and should not be considered in isolation, or as a substitute for our results as reported under GAAP.

Building a top-performing bank To help our customers, colleagues and communities reach their potential Continued progress in running the bank better and delivering for stakeholders Focused on continuous improvement and committed to excellence in our capabilities Well-positioned to maintain momentum with multiple additional levers to improve performance to peer median and beyond Build seamless, multi-channel and digitized customer experiences Offer differentiated value propositions that resonate with customers Advice-based relationships Advanced data & analytics drive insight, advice and tailored customer solutions Innovative, customer-centric organization Deliver the best possible banking experience Engage, inspire and develop our colleagues to deliver for our customers Enhance our communities through the strength of the company and the involvement of our colleagues Prudently grow and optimize our balance sheet Self-fund investments through efficiency, expense discipline and mindset of continuous improvement Utilize new technologies to deliver more effective outcomes at lower costs Good stewards of capital Delivering results Mission Excellence in key areas Strong culture Financial discipline

Attractive franchise with leading positions in top markets



CFG corporate headquarters Providence, RI
CFG branch location
CFG non-branch location

$ Billions

Assets	Deposits	Loans
$155.4 *Rank #13*	**$117.1** Rank #11	**$113.4** *Rank #11*

Franchise highlights

- Top 5 deposit market share in 9 of our 10 largest MSAs[1]
- #2 deposit market share in New England[2]
- Top 5 rank HELOC in 9/9 markets[3]
- Top 4 rank in Education[4]
- Top 10 overall Middle Market lead/joint lead bookrunner[5]
- Consumer customer experience ranked #1 among banks[6]
- Top 2 Box Score and overall commercial customer satisfaction rating of 94%[7]

Note: Period-end balances as of June 30, 2018, loan balances exclude loans held for sale. Rankings based on 2Q18 data, unless otherwise noted; excludes non-retail depository institutions, includes U.S. subsidiaries of foreign banks.
1) Source: FDIC, June 2017. Excludes "non-retail banks" as defined by SNL Financial. The scope of "non-retail banks" is subject to the discretion of SNL Financial, but typically includes: industrial bank and non-depository trust charters, institutions with more than 20% brokered deposits (of total deposits), institutions with more than 20% credit card loans (of total loans), institutions deemed not to broadly participate in the banking services market and other non-retail competitor banks.
2) Source: FDIC June 2017 and SNL Financial. Top MSAs determined by retail branch count. Branches with ≥$500 million in deposits excluded. Excludes "non-retail banks" as defined by SNL Financial. The scope of "non-retail banks" is subject to the discretion of SNL Financial, but typically includes: industrial bank and non-depository trust charters, institutions with more than 20% brokered deposits (of total deposits), institutions with more than 20% credit card loans (of total loans), institutions
3) According to Equifax; origination volume as of 2Q18.
4) CFG estimate, based on published company reports, where available; private student loan origination data as of 1Q18.
5) Thomson Reuters LPC, Loan syndication league table ranking for the prior twelve months as of 2Q18 based on number of deals for Overall U.S. Middle Market (defined as Borrower Revenues < $500 million and Deal Size < $500 million).
6) 2018 Temkin Experience Rating, U.S. March 2018.
7) Barlow Research 2017 Voice of the Customer Survey (Top 2 Box Score).

Citizens Financial Group, Inc.™

3

Diversified and balanced business model Deposits $117.1 billion(2) Loans and leases $113.4 billion(2) Consumer Commercial Note: Period-end balances as of June 30, 2018 excludes held for sale. Includes select originations outside the traditional branch banking footprint. Consumer/Commercial deposit and loan mix percentages exclude loans and leases of $2.4 billion and deposits of $8.3 billion in Other. Consumer In footprint Retail Deposit Services Mobile/Online Banking Mortgage(1) Home Equity Loans/Lines Wealth Management Business Banking PERL(1) National Auto Education Finance Unsecured Commercial National Coverage Commercial & Industrial Banking Commercial Real Estate Corporate Verticals Healthcare Technology Oil & Gas Franchise Finance Products Core, Equipment & Asset-Based Lending Capital Markets Global Markets M&A Advisory Treasury Payment Solutions

Well capitalized with a common equity tier 1 capital ratio of 11.2% Strong asset-quality performance with net charge-offs of 27 bps(1) in 2Q18 Robust deposit franchise with $93.3 billion of average core deposits(2), with ~54% retail Strong liquidity and fully compliant liquidity coverage ratio Strong, clean balance sheet funded largely by robust deposit franchise 2Q18 net charge-offs/ average loans and leases(1) 2Q18 CET1 ratio (Basel III common equity tier 1 ratio) Source: SNL Financial and Company filings. Peers include BBT, CMA, FITB, KEY, MTB, PNC, RF, STI and USB. Net charge-off percentages are quarter-to-date on an annualized basis. Excludes term and brokered deposits. Period-end balance of as of June 30, 2018. 2Q18 total deposits/ total liabilities(3)

Driving continued progress toward our financial targets



Key indicators
Medium-term targets
Adjusted/ Underlying ROTCE(1)
4.3% 5.2% 5.2% 6.3% 6.2% 6.8% 6.7% 6.7% 6.6% 6.8% 6.6% 7.3% 8.0% 8.4% 9.0% 9.6% 10.1% 10.4% 11.7% 12.9%
~13 - 15%
Adjusted/ Underlying efficiency ratio(1)
68% 68% 69% 70% 68% 67% 68% 67% 66% 66% 66% 65% 63% 62% 62% 62% 59% 59% 60% 58%
60%
mid-50s%
Common equity tier 1 ratio(2)
13.9% 13.5% 13.4% 13.3% 12.9% 12.4% 12.2% 11.8% 11.8% 11.7% 11.6% 11.5% 11.3% 11.2% 11.2% 11.2% 11.1% 11.2% 11.2% 11.2%
~10.0 - 10.25%
EPS
Adjusted/Underlying diluted EPS(1)
$0.26 $0.30 $0.30 $0.37 $0.36 $0.39 $0.39 $0.40 $0.40 $0.42 $0.41 $0.46 $0.52 $0.55 $0.61 $0.63 $0.68 $0.71 $0.78 $0.88
$0.57
3Q13(3) 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18
Adjusted results(1)
Reported results(1)
Underlying results(1)

1) Please see important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, at the beginning and end of this presentation for an explanation of our use of these metrics and non-GAAP financial measures and their reconciliation to GAAP financial measures. Where there is a reference to "Underlying" results in a paragraph, all measures that follow these references are on the same basis, when applicable.
2) Common equity tier 1 ("CET1") capital under Basel III replaced tier 1 common capital under Basel I effective January 1, 2015.
3) Commencement of separation effort from RBS.

Citizens Financial Group, Inc.

6

Strong operating leverage (YoY Positive operating leverage(1)) Executive Summary---Positioning Citizens to Investors Strong loan growth (Average total loan growth) A strong platform well-positioned to drive value Growing revenues (Total revenue growth) NIM expansion (Net interest margin change) ` Robust NII growth (Net interest income growth) á240 bps vs Peers Delivered attractive balance sheet and financial performance in 1H18 1H18 vs. 1H17 — vs Peers á 100 bps á 50 bps vs Peers á 140 bps á230 bps vs Peers á 190 bps vs Peers á3 bps Efficiency improvement (Efficiency ratio(1) change) á 11 bps vs Peers â62 bps Source: CapIQ and Company filings. Peers include CMA, BBT, FITB, KEY, MTB, PNC, RF, STI and USB. Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the beginning and end of this presentation for an explanation of our use of these metrics and non-GAAP financial measures and their reconciliation to GAAP financial measures, as applicable. “Adjusted” results exclude restructuring charges, special items and/or notable items, as applicable. Where disclosed, peer results adjusted for unusual or special revenue, expense and acquisition items. CFG GAAP CFG Underlying/Adjusted(1) Peer average GAAP Peer average Adjusted(2)

How we will stand out from the competition Building an innovative, customer-centric organization that delivers for our customers, colleagues and communities Deliver the best possible banking experience through our customer-first culture Become the trusted financial advisor to our customers Engage, inspire and develop our colleagues to deliver for our customers Enhance our communities by leveraging the strength of the company and the involvement of colleagues Prudently grow and optimize our balance sheet Self-fund investments through efficiency enhancements; mindset of continuous improvement Utilize new technologies and operating models to deliver more effective outcomes at lower costs Be good stewards of capital Strong customer- focused culture Operating & financial discipline Excellence in key areas Build seamless, multi-channel and digitized customer experiences Offer differentiated value propositions that resonate with our customer segments Advice-based relationships supported by strong fee-based businesses in Wealth, Mortgage, Capital Markets and Treasury Solutions Advanced data & analytics to drive insight, advice and tailored customer solutions

Keys to delivering higher medium-term returns Tapping Our Potential (“TOP”) and Balance Sheet Optimization (“BSO”) Drive growth in fee businesses Active capital management Enterprise-wide initiatives to drive improvement in performance TOP - Rigorous efficiency and revenue growth program to drive performance and allow self-funding of investments BSO - Recycle capital into more accretive growth and relationship categories; grow higher risk-adjusted return asset portfolios, optimize deposits Prudently grow balance sheet while driving strong returns of capital to shareholders Capture asset sensitivity Leverage asset sensitivity to benefit as rates rise Well-positioned to maintain momentum with multiple additional levers to improve performance Consumer Grow and deepen primary household relationships Wealth – Leverage investments in personnel plus sales, product & technology platforms Mortgage – Channel and product remix toward direct-to-consumer & conforming; integrate Franklin American Mortgage to realize scale economies Commercial Continue to broaden Capital Markets capabilities; leverage new Global Markets platform and capabilities Treasury – Re-platform cash management; capture value from recent product investments

TOP programs demonstrate our continuous improvement mindset

TOP IV actions largely complete; expected 2018 pre-tax benefit of ~$100-$110 million

TOP V Program

Targeting pre-tax benefit of ~$90-$100 million by end of 2019

Selected examples

Efficiency initiatives — **Target ~67% of total**

- **Branch transformation:** Accelerate optimization of our branch footprint
- **Mortgage simplification:** Focus on organizational design and improving fulfillment efficiencies
- **Process improvement:** Next wave of opportunities to re-design end-to-end processes and leverage automation to reduce costs and improve outcomes
- **Customer journeys:** Launching new initiatives to drive simple and excellent customer experiences while reducing costs
- **Vendor/Indirect spend:** Recognize further contract efficiencies and demand-management opportunities

Revenue initiatives — **Target ~33% of total**

- **Next-phase data analytics:** Develop real-time analytics to drive enhanced personalization, further expand marketing-driven production
- **Build-out fee income capabilities:** Customer journey on commercial payments; and build out of bond-underwriting capabilities
- **Expand into growth areas:** Establish offices in new and attractive MSAs, including Dallas and Houston

Continuing to target strong positive operating leverage with goal to self-fund growth initiatives

Citizens Financial Group, Inc.
10

BSO: Rigorous program to improve returns while driving growth 2Q18 YoY NIM expansion of 21 bps reflects 7 bps contribution from BSO efforts Assets Liabilities Loan portfolio Reposition/optimize loan mix; improve returns while maintaining relatively stable stress losses Reallocate capital within loan categories with a focus on deepening relationships; optimize returns from credit-only and out-of-footprint relationships Investment portfolio Manage excess cash and optimize investment mix Focus on cash collateral management Actions Deposits Optimize deposit mix – focus on lower-cost categories, capturing natural share, building capabilities Citizens AccessTM diversifies deposit franchise using a lower-cost-to-serve digital platform Continue to invest in data analytics to drive personalized targeting across products Move away from one-size-fits-all pricing to attract more stable deposits Use data & analytics and expanded product sets to mitigate competitive pricing dynamics Consumer Grow Education & Unsecured Strategic reduction in Auto Improve effectiveness of promotional deposit gathering Increase investments in digital channels Commercial Prudently grow CRE Exit low return relationships Reposition Asset Finance Focus on growing operational deposits; upgrade cash management platform and escrow capabilities Further enhance product suite

Strong deposit base, with opportunities to grow stable deposits cost-effectively

$115.1 billion 2Q18 average deposits

81% Core(1)


Wholesale
6%
Term
13%
25%
Demand
19%
Checking with Interest
37%
Savings & Money Market

Cost of deposits: 0.63%(2)

- Expect through-the-cycle deposit betas of ~60%
  - 2Q18 cumulative beta of 28% since 3Q15

Consumer

- Data & analytics drive holistic and personalized customer targeting models across all programs and products
  - In-branch offers, mobile and online digital customer acquisition and direct-mail offers in lieu of 'mass promotions'
  - Analytics focused on relationship, volume and persistence of deposits
  - Improves customer experience
  - Delivers deposit growth at improved efficiency
- Launched Citizens Access, a nationwide digital deposit platform
  - Marginal deposit cost ~40-50 basis points lower than higher-cost funding sources
  - Raised ~$800 million of deposits through 8/31, ~70% savings accounts from all 50 states; average account balance of ~$70,000

Commercial

- Dedicated liquidity specialist team focused on growing client deposits
- Upgraded AccessEscrow platform and added specialized resources
- Targeted 1Q19 launch of upgraded cash-management platform

1) Core excludes term and wholesale deposits.
2) Annualized costs of deposits for the three months ended June 30, 2018.

Citizens Financial Group, Inc.
12

Continued focus on closing fee income gap to peers

Significant opportunity to improve fee income, which is underweight relative to peers[1]

Driving growth in fee income by enhancing products, capabilities and expertise

Consumer	
Wealth	■ Investments in personnel plus sales, technology platforms and products with shift toward managed money ■ SpeciFi™ robo-advisor product
Business banking	■ Fundation FinTech partnership to automate small business underwriting
Mortgage	■ 3Q18 Franklin American Mortgage Company transaction brings mortgage servicing scale (2% pro forma accretion to fee income % in 2019)

Commercial	
Capital & Global Markets	■ Broaden capabilities in DCM, M&A, CRE ■ New FX options/currency swaps platform and capabilities ■ 2Q17 Western Reserve Partners acquisition added 30+ M&A professionals[2]
Treasury Solutions	■ Implementing best-in-class cash management system ■ Investments in trade finance, merchant services and commercial card

Organic growth orientation, with potential for selective fee-based acquisitions

1) As of 2Q18.
2) Includes employees affiliated with WRP Valuations.

Citizens Financial Group, Inc.™

13

Plans to adjust capital structure but remain above peers

Common equity tier 1 comparison[1]



CMA 11.9%
CFG 11.2%
RF 11.0%
FITB 10.9%
MTB 10.5%
Peer avg 10.3%
BBT 10.2%
KEY 10.1%
STI 9.7%
PNC 9.5%
USB 9.1%

Highlights

- Strong CET1 capital position relative to peers
  - Expect annual normalization of ~40 bps given both capital return and strong loan growth
  - Expect peers to move towards 9%-10% over time

CFG medium-term CET1 target			~10.0-10.25%
Peer publicly-stated CET1 targets[2]			
BBT	~10.2%	PNC	~8.0-9.0%
FITB	~9.5%	RF	~9.5%
KEY	~9.0% - 9.5%	STI	<9.0%
MTB	<10%	USB	8.5%
Peer Avg			**~9.3%**

- Dividend and repurchase policy
  - Medium-term ~40% dividend payout target; attractive yield
  - Continue to repurchase shares each quarter, while being sensitive to valuation

2Q18 vs. 4Q14 dividend per share increase[3]



120%
81%
CFG
Peer Average

2Q18 vs. 4Q14 Dividend Yield Change

CFG ↑65 bps

Peer Average ↑20 bps

Citizens Financial Group, Inc.

1) Source: Data as of 2Q18. Peer data from company disclosures.
2) Capital targets from company earnings calls, company disclosures and CFG estimates. As of 8/15/18.
3) Source: Bloomberg

14

Investing in future-oriented digital services and technology platforms Adaptive security Open architecture Cloud Agile Modernize strategic platforms Data analytics Convert data into intelligence Deliver access to high quality data for decision-making Enhance customer acquisition Deliver personalized products, services and advice through all channels Prepare for emerging threats through trusted, simple and secure capabilities Deliver a platform that can adapt to future threats Adoption of Cloud delivery model ‘Cloud First’ approach to deliver agile, scalable, and low-cost solutions to evolving business needs 15 Continuing to open up architecture with Middleware & APIs Develop an App Store-like ‘marketplace’ for secure collaboration Expedites product delivery and supports enhanced customer experience Minimize manual processes; Partners & FinTechs to contribute new functionality FinTech partnerships to accelerate path to market and enhance customer experiences Company-wide Agile delivery model supports development and delivery of new products and capabilities Provides early, predictable delivery, lower cost, better quality Delivering a customer-focused, adaptable, secure & resilient technology environment

Data & analytics capabilities are key to our success 16 Improve customer experience Future of fulfillment – expedited offers and closings Personalize customer interactions across all channels Using data & analytics strategically across the company Consumer Shift to targeted promotional deposit and lending offers; end ‘mass promotions’ Use data to streamline fulfillment Deliver operational efficiency and reduced costs Streamline underwriting & originations Streamline servicing with single view of customer data Enhance sales productivity & accelerate growth Improve commercial client retention; Single view of client relationship Personalized treatment to acquire, deepen, retain customer relationships Personalized customer targeting models across all programs and products Enable optimized marketing spend, reduce operational costs and origination timelines Provide relevant and actionable intelligence for personalized customer treatment and effective risk decisions Integrate data mart information from multiple systems for a single view of customer data Commercial Utilize Global Markets platform to deliver customized daily FX rate/trend data to clients and prospects Utilize data-driven digital marketing with personal content to target high-priority industry segments Invest to enhance client analysis and product targeting for real-time decision making using AI

Enhancing customer experience to drive growth and efficiency Create valuable customer experiences throughout all interactions Consumer Customer Journeys Embrace digital and data to improve experience Welcome to the bank Simplified account opening experience; expanding to all product channels Help me resolve problems Identified opportunities to eliminate pain points & reduced contact center calls Help me feel safe from fraud Enhancing platform to reduce debit & credit card fraud; increase speed resolve issues Help me buy a home Completed initial baseline for end-to-end digitized home buying process Launched a data intelligence platform to drive targeting and offers across all channels Digitizing and modernizing the consumer lending platform Implementing AI and Robotics to simplify and automate processes Commercial Origination Trusted advisor Create client value Launched customer account plans, dashboard & performance scorecard Underwriting Fast cycle time Minimize client request Implemented cycle-time metrics Streamlined underwriting templates On-boarding Intuitive, self-serve One-time data request Launched electronic document management Streamlined Treasury Solutions on-boarding – 50% shorter time Servicing Proactive resolution 24x7 service Client priority service with dedicated specialist; higher client satisfaction Transactions Improve efficiency Intuitive, omni-channel AccessAP Card – Online payables; single use virtual account eliminates paper checks Investing in modern cash management, derivatives and customer data platforms Leveraging product expertise, modern platforms and data analytics to create value for clients in targeting, insights, pricing and credit analysis 17

Building an ecosystem of FinTech partnerships to accelerate our path to market

Launched innovative solutions and new capabilities that offer flexibility and speed for our customers

Investing in additional capabilities that leverage FinTech relationships

Consumer

Selected examples

SIGFIG — Automated investing platform for Wealth customers

FUNDATION — Digital lending capability for small businesses

Selected examples

- New digital (mobile-first) platform
- Simple and fast account opening experience
- Digitized home buying process
- Digitized HELOC application process

Commercial

TRANSACTIS — Digital invoice and payment collection solution for Commercial customers

Launch in 2H18

ncino — End-to-end workflow tool to improve speed of customer onboarding and collaboration

Early in 2019

- Liquidity management portal
- Accounts payable and payments automation
- Digital trade finance capabilities

Citizens Financial Group, Inc.™

18

Delivering for our customers and stakeholders 19 Citizens Bank SpeciFiSM 2018 Temkin Experience Rating, U.S. March 2018. J.D. Power 2017 U.S. Retail Rankings Satisfaction Study, April 2017. Top 5 reflects wait times and in-person best practices for J.D. Power-surveyed footprint. Barlow Research 2017 Voice of the Customer Survey (Top 2 Box score). First large regional bank to roll out a fully integrated digital investment advisor platform – SpeciFiSM Citizens ranked 1st among U.S. financial services companies and 18th overall for the strength of corporate governance The National Association of Corporate Directors named Leo “Lee” Higdon to its 2018 Directorship 100 list 37 point increase in J.D. Power branch satisfaction score(2) Ranked #1 in Temkin Customer Experience for U.S. Banks(1) Top 2 Box Score and overall commercial customer satisfaction rating of 94%(3) Citizens Bank awarded Best Treasury and Cash Management provider for the Northeast, Mid-Atlantic and Midwest regions National Recognition for Board of Directors and Board Member

Key Messages 20 We continue to make good progress, delivering enhanced results for our stakeholders We are focused on growth, building a great bank and are confident in our outlook Strong Board, and talented and seasoned management team Focus on continuous improvement will drive continued EPS growth and ROTCE(1) improvement (TOP V, balance sheet optimization); still positioned for ‘self help’ Results reflect the benefits of investment spend in technology, digital, data, talent and product capabilities Strong capital position offers flexibility to drive organic growth and strong capital returns Track record of strong financial performance Strong operating leverage, net income, EPS growth Substantial improvement in efficiency ratio, ROTCE(1) Good expense discipline and consistent, sizable operating leverage(1) Prudent risk-taking: credit quality remains strong Well-positioned to maintain momentum with multiple additional levers to improve performance to peer median and beyond Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the beginning and end of this presentation for an explanation of our use of these metrics and non-GAAP financial measures and their reconciliation to GAAP financial measures.

Appendix 21

We are led by a strong and experienced board & leadership team

Since January 2015, have attracted or promoted from within ~32% of our Executive Leadership Group (top 137)

Leadership Team Member	Title
Bruce Van Saun	Chairman and Chief Executive Officer
John F. Woods	Chief Financial Officer
Mary Ellen Baker	EVP and Head of Business Services
Brad Conner	Vice Chairman and Head of Consumer Banking
Brendan Coughlin	EVP, President of Consumer Lending
Stephen Gannon	EVP, General Counsel and Chief Legal Officer
Malcolm Griggs	EVP and Chief Risk Officer
Beth Johnson	EVP, Chief Marketing Officer and Head of Consumer Strategy
Susan LaMonica	EVP and Chief Human Resource Officer
Don McCree	Vice Chairman and Head of Commercial Banking
Brian O'Connell	EVP and Regional Director Technology Services
Ted Swimmer	EVP and Head of Corporate Finance and Capital Markets

Average industry experience of 30 years

Board Member	Committees
Bruce Van Saun	Chairman and Chief Executive Officer
Arthur F. Ryan	Lead Director; Chair of Compensation and Human Resources Committee; Member of Nominating and Corporate Governance Committee
Mark Casady	Member of Risk Committee
Christine Cumming	Member of Risk Committee
Anthony Di Iorio	Member of Audit Committee; Nominating and Corporate Governance Committee
William P. Hankowsky	Member of Audit Committee; Compensation and Human Resources Committee
Howard W. Hanna III	Member of Audit Committee; Nominating and Corporate Governance Committee
Lee Higdon	Member of Audit Committee; Compensation and Human Resources Committee
Charles J. ("Bud") Koch	Chair of Risk Committee; Member of Audit Committee
Shivan S. Subramaniam	Chair of Nominating and Corporate Governance Committee; Member of Risk Committee
Wendy A. Watson	Chair of Audit Committee; Member of Risk Committee; Compensation and Human Resources Committee
Marita Zuraitis	Member of Risk Committee

Green highlighting denotes new additions since January 2015.

Citizens Financial Group, Inc.™
22

Strategic initiatives update*

		Initiative	Progress
Balance Sheet Optimization		Grow more attractive risk-adjusted return portfolios	NIM up 21 bps YoY; ~7 bps of this is from our BSO efforts Core Education, personal unsecured and merchant financing up 21% YoY CRE originations up 85% and yield up 51 bps YoY; Industry Verticals' loans up 15% YoY, or 19% before loan sales
Balance Sheet Optimization		Reposition select portfolios	Optimize Auto and Asset Finance portfolios: core yields up 37 bps and 25 bps YoY, respectively
Balance Sheet Optimization		Optimize deposit mix	Targeting increased DDA and improving mix towards lower-cost deposits; average DDA balances up 5% YoY
Fee growth	Consumer	Enhance Mortgage platform	Conforming mix remained relatively stable at 42% in 2Q18
Fee growth	Consumer	Expand Wealth	Managed money revenue up 26% YoY
Fee growth	Commercial	Expand Cap/Global Mkts capabilities	FX and interest rate products up 33% YoY; Capital Mkts pipelines remain robust
Fee growth	Commercial	Build out Treasury Solutions	Commercial card fees up 17% YoY, driven by strong increase in purchase volume
Foundational		TOP IV Program efficiency & revenue initiatives on track to deliver end of 2018 run-rate pre-tax benefit of ~$100-$110 million; announced TOP V, estimated to deliver end of 2019 run-rate pre-tax benefit of ~$90-$100 million	
Foundational		Streamline functions and processes: implementing Lean and Agile ways of working	
Foundational		Leverage enhanced data analytics/transformative technology — APIs, robotics, cloud	
Capital		Continue capital normalization — Returned $257 million to common shareholders in 2Q18, including dividends and share repurchases; increased quarterly dividend by $0.05, or 23%, to $0.27 for 3Q18	

Strategic & business highlights

Consumer

- Announced agreement to purchase the assets of Franklin American Mortgage Company; adds immediate scale in servicing and expanded distribution
- Launched Citizens Access, a nationwide, direct-to-consumer digital bank
- Ranked #2 by J.D. Power in dealer satisfaction among non-captive auto lenders with retail credit
- Named Best Bank for students in the Northeast by *Money Magazine*
- SpeciFi from Citizens Investment Services® wins 2018 Celent Model Wealth Manager Platform Award

Commercial

- Renewed agreement with Worldpay enhances our overall merchant services client-value proposition
- 95% Corporate Banking client satisfaction score[(1)]
- Foreign *FiX*, Citizens' online FX newsletter, recently won five awards for excellence in communications and content[(2)]

Board

- Rated #1 in Financial Services Industry per 2018 Board Governance Survey[(3)]

* As of 2Q18
1) Barlow Research Associates, Inc. 2018 Voice of the Client Survey, top-2 box.
2) Awards earned from the Financial Communications Society (FCS), the American Business Awards (Stevie) and the Internet Advertising Competition (IAC) Awards
3) 'The Weight of America's Boards' 2018 Survey, by James Drury Partners.

Citizens Financial Group, Inc.

23

At Citizens, we continue to smartly grow our balance sheet á 17% Good loan growth with rising yields Return on loan book regulatory capital improving(2) Stress losses as a % of loans(3) Total loans $ billions Average loan balances. Reflects after-tax return calculated as loan interest income/regulatory capital assuming a CET1 target of 10.5%. Total loan losses as a percentage of the total loan book based on FRB Severely Adverse Scenario 9-quarter horizon for 2014, 2015, 2016 and 2017. á 28% 24 (1) ↓ 17%

1.03% 0.70% 0.58% 0.53% 0.47% Retail loan performance Total retail loss rate Consistent loan growth over 2013 to 2017 of 5.1% CAGR Paced by growth in high-quality mortgage, student, auto Yields up, return on capital up, charge-off trend favorable, stress losses down Expect average retail loss rates to remain relatively stable in 2018 and in the mid- to high- 50 bps range through 2020 Shown as % of retail assets. FFELP loans are included in InSchool. Unsecured includes PERL, credit card and product financing. 2017 Results reflect the reclassification of a $175 million legacy unsecured portfolio from Core all other to Unsecured. Re-balancing retail loan mix to drive improved risk-adjusted returns Average balances; $ in billions 25 5.1% CAGR

Diversified and granular loan mix

$58.5 billion 2Q18 retail portfolio



Non-Core
Other
5%
2%
Residential Mortgage
30%
Education Finance
14%
Credit Cards
3%
22%
Indirect Auto
24%
Home Equity
25%
Out of footprint(1,2)
12%
Midwest(2)
38%
Mid-Atlantic(2)
25%
New England(2)

- Weighted-average FICO score of ~765
- ~80% collateralized
- ~80% of the consumer real estate portfolio is secured by a 1st lien

$54.9 billion 2Q18 commercial portfolio



Business Banking
Non-Core
Leases
4%
5%
2%
CRE
26%
63%
C&I
36%
Out of footprint(1,2)
12%
Midwest(2)
31%
Mid-Atlantic(2)
21%
New England(2)

- Highly granular and diversified portfolio in terms of geography, industry, asset class and rating

CFG vs. Peers[3]



Retail NCO%
0.4% 0.4% 0.4% 0.5% 0.4%
0.4% 0.4% 0.5% 0.5% 0.4%
2Q17 3Q17 4Q17 1Q18 2Q18
Retail NPL%
1.2% 1.1% 1.1% 1.1% 1.1%
1.0% 1.0% 1.0% 1.0% 0.9%
2Q17 3Q17 4Q17 1Q18 2Q18
Commercial NCO%
0.2% 0.2% 0.1% 0.2% 0.2%
0.2% 0.1% 0.1% 0.0% 0.1%
2Q17 3Q17 4Q17 1Q18 2Q18
Commercial NPL%
0.7% 0.7% 0.6% 0.6% 0.6%
0.8% 0.6% 0.5% 0.5% 0.5%
2Q17 3Q17 4Q17 1Q18 2Q18
CFG
Peers

1) Source: Company data. Portfolio balances loan category, NCO and NPL data, FICO score, LTV ratio, loan term, lien position, risk rating, property type, industry sector and geographic stratifications as of June 30, 2018, as applicable.
2) Footprint defined as 11-state branch footprint (CT, DE, MA, MI, NH, NJ, NY, OH, PA, RI & VT) and contiguous states where CFG maintains offices (IL, IN, KY, MD & ME).
3) Source: SNL Financial. Product view - regulatory reporting basis. Peer banks include CMA, BBT, FITB, KEY, MTB, PNC, RF, STI and USB. NPL% equals nonaccrual loans plus 90+ days past due and still-accruing loans (excluding FDIC "covered" loans and loans guaranteed by the U.S. government) as a % of total.

Citizens Financial Group, Inc.

26

Auto portfolio credit metrics

Highlights[1]

- Auto Finance portfolio – purchase only, no leasing, weighted-average FICO score of ~730
  - 2Q18 originations of $1.2 billion with weighted-average FICO score of ~750
- ~75% of the portfolio has a FICO score of greater than 680, ~50% < 72 months and ~60% are new-car loans
- 76 to 84-month term originations have a weighted-average FICO score of ~765

$s in billions	2014	2015	2016	2017	2Q18
Period-end loans	$12.7	$13.8	$13.9	$13.2	$12.5
Average loans	$11.0	$13.5	$14.0	$13.5	$12.7
30-Day past due %	0.83%	1.35%	1.74%	2.48%	2.11%
60-day past-due %	0.21%	0.39%	0.44%	0.71%	0.62%
NPL %	0.17%	0.30%	0.36%	0.53%	0.50%
NCO %	0.20%	0.51%	0.68%	0.80%	0.57%

2Q18 $12.5 billion Auto portfolio

by Refreshed FICO score (1,2)



< 620
9%
620-679
16%
680-739
27%
740-799
28%
> 800
20%

% new car ~60%

by Origination LTV (2)



≤ 80%
13%
80-89%
14%
90-99%
19%
100-109%
22%
110-119%
18%
≥ 120%
14%

by Term(2)

(months)



≤ 48
2%
49-60
11%
61-66
3%
67-72
35%
73-75
26%
76-84
23%

Auto + SCUSA Originations

$s in billions



$1.3
$0.1
$1.2
$1.3
$0.0
$1.3
$1.4
$1.4
$1.1
$1.2
742
743
748
750
745
747
99%
100%
98%
98%
99%
99%
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
Organic Auto
SCUSA
WA FICO (2)
WA LTV (2)

1) Assumes that for loans where refreshed FICO score information not available, the balance stratification is consistent with the remainder of the portfolio.
2) Portfolio balances as of June 30, 2018. Refreshed values based on most current available FICO scores and collateral value. Loan term, lien position, risk rating, property type, industry sector and geographic stratifications current as of June 30, 2018, as applicable. LTV calculated utilizing actual invoice amount or Kelley Blue Book value.

Citizens Financial Group, Inc.

27

Core education finance portfolio overview

Highlights

- Core education finance portfolio weighted-average FICO score of ~780 and co-sign rate of ~50%
- ~95% of InSchool loans co-signed with weighted-average FICO of ~775
  - 2Q18 InSchool originations of $32 million with weighted-average FICO of ~775 and ~90% co-sign rate
- Total organic refinance portfolio of $3.7 billion with weighted-average FICO of ~785
  - 2Q18 organic refi product originations of $298 million with weighted-average FICO of ~775
- SoFi purchased portfolio balance of $1.8 billion with weighted-average FICO of ~770
- Education refinance portfolio weighted-average life of ~5 years

$s in billions	2014	2015	2016	2017	2Q18
Period-end loans	$1.9	$4.0	$6.3	$7.9	$8.2
Average loans	$1.7	$3.0	$5.3	$7.3	$8.1
30-Day past due %	1.13%	0.72%	0.53%	0.48%	0.42%
60-day past-due %	0.66%	0.43%	0.27%	0.25%	0.23%
NPL %	0.53%	0.45%	0.25%	0.24%	0.27%
NCO %	0.37%	0.41%	0.40%	0.41%	0.47%

2Q18 $8.2 billion core education finance portfolio

by Refreshed FICO[(1)]



≥ 800
38%
< 620
2%
620-679
3%
680-739
17%
41%
740-799

by Segment[(1)]



Education Refinance
69%
31%
Traditional InSchool

Origination detail

($s in millions)



$394
784
84%
31%
$748
780
97%
31%
$369
784
95%
34%
$480
781
94%
32%
$330
775
88%
38%
2Q17
3Q17
4Q17
1Q18
2Q18
InSchool
ERL
WA origination FICO
InSchool co-sign rate
ERL co-sign rate

Note: YoY delinquency and NPL improvement driven by sale of FFELP loans in 3Q 2014.
Previous origination data was based on amounts disbursed to students per quarter and represented balance sheet loan growth. Current data represents full amounts originated per quarter that have been committed to borrowers.
1) Portfolio balances as of June 30, 2018. Based on most current available FICO scores and collateral value. Loan term, lien position, risk rating, property type, industry sector and geographic stratifications current as of June 30, 2018, as applicable.

Citizens Financial Group, Inc.
28

$s in millions 2014 2015 2016 2017 2Q18 Period-end loans $231 $1,946 $4,054 $5,354 $5,629 Average loans  $49 $993   $3,076 $4,892 $5,522 Average FICO 778 776 777 780 781 30-day past due % 0.02% 0.09% 0.17% 0.20% 0.21% 60-day past-due % 0.00% 0.05% 0.08% 0.09% 0.10% NPL % 0.00% 0.02% 0.04% 0.09% 0.12% NCO %  0.25%  0.09% 0.14% 0.28% 0.31% Co-sign % 43% 28% 27% 28% 29% Education refinance portfolio overview Note: Portfolio balances as of June 30, 2018. Based on most current available FICO scores and collateral value. Loan term, lien position, risk rating, property type, industry sector and geographic stratifications current as of June 30, 2018, as applicable. Education refinance product largely mitigates two greatest student lending risks: Did the borrower graduate? Did the borrower gain employment? Education refinance portfolio borrowers at origination have been employed ~5 years on average with average income of ~$115k ~50% have obtained advanced degrees Borrowers have demonstrated ability to repay with average monthly savings of nearly $150 Highlights 2Q18 $5.6 billion education refinance portfolio Citizens ERL SoFi purchases 620-679 680-739 > 800 740-799 by Refreshed FICO by Portfolio 29

Consumer unsecured*

Highlights

- Launched merchant partnership financing in 3Q15
- Developing strategic partnerships designed around high-quality merchant partnership offerings
  - Partnerships utilize loss-sharing arrangements
  - Apple partnership launched mid-2015
  - Vivint Smart Home and HP partnerships launched in 1Q17
- Launched unsecured installment product focused on super prime and high-prime borrowers in 2016
  - Average term 5.2 years with weighted-average FICO of ~765
  - Prepayment rate of ~12% tracking near expectations
- Portfolio credit metrics remain within expectations as portfolios season

$s in millions	2Q17	3Q17	4Q17	1Q18	2Q18
Period-end loans	$1,456	$1,691	$2,241	$2,373	$2,565
Average loans	$1,332	$1,565	$1,969	$2,315	$2,468
30-Day past due %	1.04%	1.27%	1.10%	1.23%	1.22%
60-day past-due %	0.56%	0.70%	0.62%	0.65%	0.69%
NPL %	0.07%	0.12%	0.12%	0.14%	0.15%
NCO %	0.74%	0.74%	1.37%	1.55%	1.71%

2Q18 $2.6 billion consumer unsecured portfolio



$s in millions
$1,456
$1,691
$2,241
$2,373
$2,565
49%
51%
53%
47%
46%
54%
49%
51%
52%
48%
2Q17
3Q17
4Q17
1Q18
2Q18
Merchant partnerships
Consumer unsecured installment

2Q18 merchant partnership portfolio by refreshed FICO score (1)



WA FICO ~755
≥ 800
28%
< 620
3%
620-679
10%
680-739
24%
740-799
35%

2Q18 consumer unsecured installment by refreshed FICO score



WA FICO ~765
≥ 800
27%
< 620
1%
620-679
4%
680-739
22%
740-799
46%

*Note: Excludes credit card and education portfolios. Portfolio balances as of June 30, 2018. Based on most current available FICO scores and collateral value. Loan term, lien position, risk rating, property type, industry sector and geographic stratifications current as of June 30, 2018, as applicable.
1) Excludes balances 100% contractually covered by program-specific loss-sharing arrangements.

Citizens Financial Group, Inc.

30

Core commercial portfolio overview Asset quality relatively stable and has reached pre-crisis levels Overall credit risk is moderate and compares well with peers Quality of new originations compares favorably to overall portfolio 1Q16 regulatory guidance drove an increase in non-accruals; 30% of non-accruals paying as agreed as of 2Q18 Highlights by Industry Sector (1) by Rating agency-equivalent risk rating(4) Includes 2.3% related to gasoline stations 31

Commercial real estate line of business – project-secured lending 32 2Q18 $9.1 Billion Project-secured Lending Highlights by Geography (1) Portfolio well diversified by property type and geography 95% of the portfolio has an LTV of 75% or lower Strategic emphasis on major MSAs, especially growth in Washington, DC, New York City, and Chicago Top 15 MSAs represent 71% of project-secured financing, up slightly from 69% in 2Q17; Washington D.C., New York City and Boston a combined 31%, down from 35% in 2Q17. ~45% of the portfolio has an internal credit grade of BB equivalent or better; NPL% is 0.3% at 2Q18. CA 10% NC 8% VA 7% TX 6% FL 5% GA 5% DC 3% Other 10% Out of footprint (2) Mid-Atlantic Midwest New England by Property Type Geographic data based on location of borrower collateral. Footprint defined as 11 state branch footprint (CT, DE, MA, MI, NH, NJ, NY, OH, PA, RI & VT) and contiguous states where CFG maintains offices (IL, IN, KY, MD & ME). Assumes that for loans where the LTV information is not available, the balance stratification is consistent with the remainder of the portfolio. by LTV(3)

Key performance metrics, Non-GAAP financial measures and reconciliations 33 $s in millions, except share, per share and ratio data

Key performance metrics, Non-GAAP financial measures and reconciliations 34 $s in millions, except share, per share and ratio data

Key performance metrics, Non-GAAP financial measures and reconciliations 35 $s in millions, except share, per share and ratio data